SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  January 20, 2004

GREENPOINT MORTGAGE SECURITIES LLC
(Exact name of registrant as specified in its charter)
Delaware	333-108405	20-0326233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Wood Hollow Drive Novato, California 94545
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (415) 878 – 5292

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(a)

Exhibits:

8.1.2

Tax Opinion of McKee Nelson LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENPOINT MORTGAGE SECURITIES LLC

By:__/s/ Nathan Hieter

Name:

Nathan Hieter

Title:  Vice President

Dated:  January 20, 2004

Exhibit Index

Exhibit

8.1.2

Tax Opinion of McKee Nelson LLP